MICROAGE, INC.
                          1995 DIRECTOR INCENTIVE PLAN
                           STOCK OPTION AGREEMENT FOR
                              WILLIAM H. MALLENDER


April 29, 1999

Dear Bill:

         You were earlier notified that you are eligible to receive options to restructure your Director fees package to some extent. You completed a Director's Fee Waiver, attached hereto as EXHIBIT A, and in the Waiver you irrevocably elected to waive $30,000.00 (the "WAIVER AMOUNT") of your Director fees in return for the option to purchase (the "OPTION") shares of common stock of the Company ("SHARES"). Based on your Waiver, and pursuant to action taken by the Board of Directors of MicroAge, Inc. (the "COMPANY") under Section 7.3 of the MicroAge, Inc. 1995 Director Incentive Plan (Amended and Restated as of April 1, 1998) (the "PLAN") you are hereby granted the Options as set forth below.

         1. STOCK OPTION GRANT. In exchange for electing to waive the Waiver Amount, subject to the terms and conditions set forth below, you are hereby granted the Option to purchase a total of Twenty Thousand Four Hundred
Twenty-Six (20,426) Shares at the price of $5.875 per Share, which was the closing price of the Shares on April 23, 1999 (the "GRANT DATE"). The number of Shares was calculated pursuant to the following formula:

         (a)      Waiver Amount                                      $ 30,000.00

         (b)      $30,000.00 (Waiver Amount)
                  Multiplied by Four (4) (the "Leverage Factor")     $120,000.00

         (c)      Common Stock Closing Price on Grant Date
                  (April 23, 1999)(the "Common Stock Price")         $     5.875

         (d)      Total Options Granted (b) / (c)
                  (rounded up):                                           20,426

The Option granted hereby is NOT intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

         2. EXERCISABILITY. You may purchase all or any of the Shares included in any installment under this Option, on or after the later to occur of:

          (1) the date the Option grant vests in accordance with the schedule below; and

          (2) the date the stock price hurdle with respect to each Option grant is met, on or after the date the Option grant vests.

================================================================================
PERCENTAGE OF SHARES
  EXERCISABLE IN                  DATE OPTION                STOCK PRICE HURDLE
   OPTION GRANT                   GRANT VESTS                AFTER VESTING DATE
--------------------------------------------------------------------------------
    First 34%                     May 1, 2000                     $5.875
   Second 33%                     May 1, 2001                     $6.46
    Third 33%                     May 1, 2002                     $7.11
================================================================================

         NOTWITHSTANDING THE ABOVE, YOUR OPTION UNDER THIS AGREEMENT WILL BECOME 100% EXERCISABLE ON THE NINTH ANNIVERSARY OF THE GRANT DATE, UNLESS SUCH OPTION EXPIRES BEFORE SUCH DATE IN ACCORDANCE WITH THE TERMS OF THE PLAN AND THIS AGREEMENT. YOU MAY NOT EXERCISE THE OPTION AT ANY TIME AFTER THE EXPIRATION DATE IN PARAGRAPH 5 BELOW.

         3. EXERCISE AND STOCK DELIVERY. Vested Options may be exercised by delivering in writing a request to purchase Shares describing the number of Shares to be purchased and accompanied by payment in full to the Secretary of the Company, 2400 South MicroAge Way, MS #8, Tempe, AZ 85282-1896, for the Shares which you so elect to purchase, at the price per Share herein prescribed, whereupon you will receive a stock certificate representing the Shares for which you have made payment. The Company, however, shall not be obligated to deliver any stock unless and until:

          (a) there has been compliance with any federal or state laws or regulations or national securities exchange requirements which the Company may deem applicable; and

          (b) all legal matters in connection with the sale and delivery of the Shares have been approved by the Company's legal counsel.

         Upon the exercise of an Option, the purchase price shall be paid in cash, check, or, in the sole discretion of the Committee, in Shares, or a combination thereof. Each Share received by the Company in payment of all or a portion of the purchase price specified in this Option shall be valued at its fair market value on the date of payment and must have been held by you for at least six months prior to the tender of the Share to the Company.

         4. TRANSFER RESTRICTIONS. Except as otherwise allowed by uniform rules adopted by the Board or the Committee, this Option shall be exercisable during your lifetime only by you and shall not be transferable by you, expressly or by operation of law, other than by will and the laws of descent and distribution. Any other attempted transfer or other disposition of this Option by you shall be void and shall constitute valid grounds for cancellation of this Option by the Company.

         5. TERMINATION OF OPTION. THIS OPTION AND ALL YOUR RIGHTS HEREUNDER SHALL, UNLESS SOONER TERMINATED IN ACCORDANCE WITH THE PROVISIONS HEREOF, CEASE AND TERMINATE ON APRIL 23, 2009 (THE "EXPIRATION DATE"), AT 5:00 P.M. ARIZONA TIME.

         6. TERMINATION OF SERVICE ON THE BOARD. Upon the date your service on the Company's Board is terminated for any reason, you, or in the event of your death your beneficiary, will be entitled to receive the number of Options determined by multiplying the sum of your Director fees actually earned and waived up to the date of your termination by the Leverage Factor and dividing the product by the Common Stock Price (and rounding up the resulting quotient); provided, however, that only the total Director fees earned and waived by you up to the date of termination will be considered. To the extent your Options are fully vested and exercisable as of the date of your termination, they will remain exercisable at any time prior to the Expiration Date. The portion of your Option that is not fully vested and exercisable as of the date of your termination, if any, shall continue to vest in accordance with the schedule set forth above and will become exercisable at the time it becomes fully vested prior to its Expiration Date. UNDER NO CIRCUMSTANCES WILL YOU BE ENTITLED TO RECEIVE CASH EQUAL TO ALL OR ANY PORTION OF THE DIRECTOR FEES YOU ELECTED TO WAIVE UNDER THE DIRECTOR'S FEE WAIVER.

         7. CHANGE OF CONTROL. Upon a "Change of Control" (as that term is defined in the Plan), you will be entitled to receive the number of Options determined by multiplying the sum of your Director fees actually earned and waived up to the Change of Control by the Leverage Factor and dividing the product by the Common Stock Price (and rounding up the resulting quotient); provided, however, that only the total Director fees earned and waived by you up to the Change of Control will be considered. In the event of a Change of Control, all Options under this Agreement will become 100% vested and will be exercisable until the Expiration Date. UNDER NO CIRCUMSTANCES WILL YOU BE ENTITLED TO RECEIVE CASH EQUAL TO ALL OR ANY PORTION OF THE DIRECTOR FEES YOU ELECTED TO WAIVE UNDER THE DIRECTOR'S FEE WAIVER.

         8. TERMINATION OF PURCHASE PROGRAM. If the Board decides to terminate your ability to waive all or a portion of your Director fees in return for the Option (the "Purchase Program"), you will be entitled to receive a number of Options determined by multiplying the sum of your Director fees actually earned and waived up to the date of the termination of the Purchase Program by the Leverage Factor and dividing the product by the Common Stock Price (and rounding up the resulting quotient); provided, however, that only the Director fees earned and waived by you up to the date of the termination of the Purchase Program will be considered. All Options received will be fully vested and immediately exercisable. You will have up to thirty days from the date of such termination to exercise the Options. After such thirty day period, the Options will be canceled.

UNDER NO CIRCUMSTANCES WILL YOU BE ENTITLED TO RECEIVE CASH EQUAL TO ALL OR ANY PORTION OF THE DIRECTOR FEES YOU ELECTED TO WAIVE UNDER THE DIRECTOR'S FEE WAIVER.

         9. MISSED MEETINGS. If you miss a meeting for which you have waived all or a portion of the meeting fee, the portion of the Waiver Amount that would have been satisfied had you attended that meeting (the "DEFICIT AMOUNT"), will be made up by charging the special meeting fees and the regular meeting fees, that you have not already waived, for those meetings that occur after the missed meeting but before May 2, 2000. If, by May 1, 2000, the Deficit Amount is not made up in full by charging subsequent meeting fees as set forth in the preceding sentence, you must pay the Company any remaining Deficit Amount by such date.

         10. COMPLIANCE. The Committee hereby reserves and shall have the right to terminate, renew, or modify the Plan in any way necessary to comply with applicable requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission as interpreted pursuant to no-action letters and interpretive releases.

         PLEASE ACKNOWLEDGE RECEIPT OF THIS AGREEMENT BY SIGNING AND INSERTING YOUR SOCIAL SECURITY NUMBER ON BOTH LETTERS, THEN RETURNING BOTH LETTERS TO JEFF MCKEEVER'S OFFICE AT MICROAGE, INC., 2400 SOUTH MICROAGE WAY, MAIL STATION #24, TEMPE, AZ 85282-1896 FOR HIS EXECUTION. THE ORIGINALLY EXECUTED LETTER WILL BE RETURNED TO YOU FOR YOUR FILES AND THE COPY WILL BE RETAINED BY THE COMPANY'S LEGAL DEPARTMENT.

                                      MICROAGE, INC.

                                      By: /s/ Jeffrey D. McKeever
                                         ------------------------------
                                         Jeffrey D. McKeever
                                         Chairman of the Board and
                                         Chief Executive Officer


I HEREBY ACKNOWLEDGE RECEIPT OF THE FOREGOING OPTION.

Signature: /s/ William H. Mallender
          -----------------------------------

Social Security No.:
                    -------------------------

                                    EXHIBIT A
                                 MICROAGE, INC.
                              DIRECTOR'S FEE WAIVER
                              WILLIAM H. MALLENDER


RETAINER FEES

I hereby elect to waive the following amount of the retainer fees        $18,000
payable to me for the next four quarters:

     THE ANNUAL RETAINER IS $18,000 AND IS PAID IN ARREARS IN QUARTERLY INSTALLMENTS OF $4,500 EACH. YOU MAY ELECT TO WAIVE ALL OR A PORTION OF EACH QUARTERLY INSTALLMENT FOR THE THIRD AND FOURTH QUARTERS OF THE CURRENT FISCAL YEAR AND THE FIRST AND SECOND QUARTERS OF THE FISCAL YEAR THAT WILL END IN 2000. IF YOU WOULD LIKE TO WAIVE ANY PORTION OF THESE FEES, WRITE THE AMOUNT OF THE TOTAL RETAINER FEES TO BE WAIVED ON THE BLANK LINE TO THE RIGHT. THE AMOUNT YOU WAIVE WILL BE CHARGED EQUALLY AGAINST THE FOUR QUARTERLY INSTALLMENTS.

BOARD MEETING FEES

I hereby elect to waive the following  amount of my regular Board        $ 9,000
meeting fees for the six regularly scheduled Board meetings between May 1, 1999 and April 30, 2000:

     THE MAXIMUM WAIVER IS $9,000. IF YOU WANT TO WAIVE ANY PORTION OF THIS AMOUNT, WRITE IN THE AMOUNT TO BE WAIVED ON THE BLANK LINE TO THE RIGHT. THE AMOUNT YOU WAIVE WILL BE CHARGED EQUALLY AGAINST THE MEETING FEES FOR THESE SIX MEETINGS.

COMPENSATION COMMITTEE MEETING FEES

I hereby  elect to  waive  the  following  amount  of my  regular        $ 2,000
Compensation   Committee  meeting  fees  for  the  two  regularly
scheduled meetings between May 1, 1999 and April 30, 2000:

     THE MAXIMUM WAIVER IS $2,000. IF YOU WANT TO WAIVE ANY PORTION OF THIS AMOUNT, WRITE IN THE AMOUNT TO BE WAIVED ON THE BLANK LINE TO THE RIGHT. THE AMOUNT YOU WAIVE WILL BE CHARGED EQUALLY AGAINST THE MEETING FEES FOR THESE TWO MEETINGS.

GOVERNANCE COMMITTEE MEETING FEES

I hereby  elect to  waive  the  following  amount  of my  regular        $ 1,000
Governance Committee meeting fees for the two regularly scheduled meetings between May 1, 1999 and April 30, 2000:

     THE MAXIMUM WAIVER IS $2,000. IF YOU WANT TO WAIVE ANY PORTION OF THIS AMOUNT, WRITE IN THE AMOUNT TO BE WAIVED ON THE BLANK LINE TO THE RIGHT. THE AMOUNT YOU WAIVE WILL BE CHARGED EQUALLY AGAINST THE MEETING FEES FOR THESE TWO MEETINGS.

LEAD DIRECTOR FEES

I hereby elect to waive the following amount of the Lead Director        $    --
fees payable to me for the next four quarters:

     THE  ANNUAL  LEAD  DIRECTOR  FEE IS  $3,000  AND IS  PAID IN
     ARREARS IN QUARTERLY INSTALLMENTS OF $750 EACH. YOU MAY ELECT TO WAIVE ALL OR A PORTION OF EACH QUARTERLY INSTALLMENT FOR THE THIRD AND FOURTH QUARTERS OF THE CURRENT FISCAL YEAR AND THE FIRST AND SECOND QUARTERS OF THE FISCAL YEAR THAT WILL END IN 2000. IF YOU WOULD LIKE TO WAIVE ANY PORTION OF THESE FEES, WRITE THE AMOUNT OF THE TOTAL LEAD DIRECTOR FEES TO BE WAIVED ON THE BLANK LINE ABOVE. THE AMOUNT YOU WAIVE WILL BE CHARGED EQUALLY AGAINST THE FOUR QUARTERLY INSTALLMENTS.

COMMITTEE CHAIR FEES

I hereby  elect to waive the  following  amount of the  Committee        $    --
Chair fees payable to me for the next four quarters:

     THE ANNUAL COMMITTEE CHAIR FEE IS $3,000 AND IS PAID IN ARREARS IN QUARTERLY INSTALLMENTS OF $750 EACH. YOU MAY ELECT TO WAIVE ALL OR A PORTION OF EACH QUARTERLY INSTALLMENT FOR THE THIRD AND FOURTH QUARTERS OF THE CURRENT FISCAL YEAR AND THE FIRST AND SECOND QUARTERS OF THE FISCAL YEAR THAT WILL END IN 2000. IF YOU WOULD LIKE TO WAIVE ANY PORTION OF THESE FEES, WRITE THE AMOUNT OF THE TOTAL COMMITTEE CHAIR FEES TO BE WAIVED ON THE BLANK LINE TO THE RIGHT. THE AMOUNT YOU WAIVE WILL BE CHARGED EQUALLY AGAINST THE FOUR QUARTERLY INSTALLMENTS.

                                                    WAIVER AMOUNT        $30,000

         By signing this Waiver, I acknowledge that I have been given, or was offered, a copy of the Company's (i) Annual Report on Form 10-K for the fiscal year ended November 1, 1998, and (ii) Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 1999 (the "SEC Reports"), and that I was given an opportunity to ask questions of any of the Company's executive officers regarding the SEC Reports or any other matter regarding the Company.

         By signing this Waiver, I recognize that purchasing options is a speculative investment in that the success or failure of my investment depends on the market value of the Company's stock over a several year period. I further recognize that all or a portion of my investment (i.e., my Waiver Amount) may be lost. I also acknowledge that I was given the opportunity to consult with my personal advisor(s) regarding this Waiver.

         I hereby elect to waive the Waiver Amount set forth above. By signing this Waiver I agree to the terms and conditions set forth above and acknowledge that I have read and understand the sample Stock Option Agreement that was given to me.


SIGNATURE  /s/ William H. Mallender
           --------------------------------
DATE        April 13, 1999
           --------------------------------
SSN
           --------------------------------

PLEASE FAX YOUR SIGNED FORM TO THOMAS R. HOECKER AT (602) 382-6070. YOUR FORM MUST BE RECEIVED BY MR. HOECKER BY NOON (ARIZONA TIME) ON FRIDAY, APRIL 23, 1999.